UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2008

JMAR Technologies, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 17, 2008, the Company's Audit Committee dismissed SingerLewak LLP as the Company's independent registered public accounting firm and engaged KMJ |Corbin & Company  (KMJ) on October 27, 2008 to serve as the Company's independent registered public accounting firm for third quarter and fiscal year 2008. The decision to change firms was based on cost considerations.

SingerLewak’s reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles ..

During the Company's two most recent fiscal years ended December 31, 2007, there were no disagreements between the Company and SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to Singer Lewak’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

The Company provided SingerLewak with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of SingerLewak’s letter, dated October 27, 2008, stating that it agrees with the statements concerning their firm contained herein.

During the Company's two most recent fiscal years ended December 31, 2007, through the engagement of KMJ as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted KMJ with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Singer Lewak on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

During the Company's two most recent fiscal years ended December 31, 2007, and the subsequent interim period through October 17, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses related to 1) lack of segregation of duties; 2) lack of timely completion of financial control and reporting processes; 3) need for stronger internal control environment and 4) revenue recognition and sales cut-off, as more fully described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. As of June 30, 2008, the Company believed all of these material weaknesses had been remediated with the exception of the need of a qualified individual who has experience with public company accounting and reporting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter dated October 27, 2008 from SingerLewak LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

October 28, 2008	By:	/s/ Edward C. Hall
Name: Edward C. Hall
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter dated October 27, 2008 from SingerLewak LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.